Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Spanish Broadcasting System, Inc. (the “Company”) for the annual period ended December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph A. García, Chief Financial Officer, Executive Vice President and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOSEPH A. GARCíA

Joseph A. García
Chief Financial Officer, Executive
Vice President and Secretary

March 28, 2003

A signed original of this written statement required by Section 906 has been provided to Spanish Broadcasting System, Inc. and will be retained by Spanish Broadcasting System, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.